UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: September 30

Date of reporting period: OCTOBER 1, 2015 – SEPTEMBER 30, 2016

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds
September 30, 2016

AMG SouthernSun Small Cap Fund
Investor Class: SSSFX	| Institutional Class: SSSIX
AMG SouthernSun U.S. Equity Fund
Investor Class: SSEFX	| Institutional Class: SSEIX	| Class C: SSECX
AMG SouthernSun Global Opportunities Fund
Investor Class: SSOVX	| Institutional Class: SSOLX

www.amgfunds.com	AR076-0916

AMG Funds
Annual Report—September 30, 2016

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the

AMG Funds Family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the period got off to a rocky start, overall U.S. equity investors enjoyed strong returns for the fiscal year ended September 30, 2016. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 15.4% during the prior twelve months, with most of the gains coming in the latter half of the period. The year was also marked by the three major U.S. indices, the Dow Jones Industrial Average, NASDAQ and the S&P 500, all closing at all-time highs on the same day in August; the first time this has occurred since 1999. Small-cap investors were equally fortunate, with a 15.5% return for the small-cap Russell 2000® Index for the fiscal year. Investors had to balance the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a contentious U.S. presidential election season, continued slowing of growth in China and the implications for global economic growth along with the impact of commodity prices falling to lows not seen since 2009. Oil prices have since recovered, lending some support to the beleaguered energy industry. During the year, all sectors of the S&P 500 were positive. However, there was significant dispersion in performance across sectors, with telecommunication services and information technology returning 27% and 23%, respectively, while companies within the consumer discretionary and financials sectors returned 6% and 10%, respectively. Meanwhile, international stocks lagged the U.S., returning 9.3%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 5.2% for the fiscal year ended September 30, 2016. Interest rates and credit spreads gyrated during 2015 and 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the latter part of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the 12.7% return for the Bloomberg Barclays U.S. Corporate High Yield Index.

We are excited to announce as of October 1, the AMG Funds family of mutual funds fully integrated the former Aston Funds mutual funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment solutions to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies.

Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended September 30, 2016*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500 Index)	15.43%	11.16%	16.37%

Small Caps	(Russell 2000® Index)	15.47%	6.71%	15.82%

International	(MSCI All Country World Index ex USA)	9.26%	0.18%	6.04%

Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	5.19%	4.03%	3.08%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	12.73%	5.28%	8.34%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	5.58%	5.54%	4.48%

Treasury Bills	(BofA Merrill Lynch 6 Month U.S. Treasury Bill)	0.54%	0.30%	0.25%

  *Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended September 30, 2016	Expense Ratio for the Period	Beginning Account Value 04/01/16	Ending Account Value 09/30/16	Expenses Paid During the Period*
AMG SouthernSun Small Cap Fund

Investor Class

Based on Actual Fund Return	1.20%	$1,000	$1,059	$ 6.18

Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$ 6.06

Institutional Class

Based on Actual Fund Return	0.95%	$1,000	$1,060	$ 4.89

Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$ 4.80

AMG SouthernSun U.S. Equity Fund

Investor Class

Based on Actual Fund Return	1.20%	$1,000	$1,061	$ 6.18

Hypothetical (5% return before expenses)	1.20%	$1,000	$1,019	$ 6.06

Institutional Class

Based on Actual Fund Return	0.95%	$1,000	$1,062	$ 4.90

Hypothetical (5% return before expenses)	0.95%	$1,000	$1,020	$ 4.80

Class C

Based on Actual Fund Return	1.95%	$1,000	$1,057	$10.03

Hypothetical (5% return before expenses)	1.95%	$1,000	$1,015	$ 9.82

AMG SouthernSun Global Opportunities Fund**

Investor Class

Based on Actual Fund Return	1.54%	$1,000	$ 982	$ 3.38

Hypothetical (5% return before expenses)	1.54%	$1,000	$1,008	$ 3.42

Institutional Class

Based on Actual Fund Return	1.30%	$1,000	$ 982	$ 2.85

Hypothetical (5% return before expenses)	1.30%	$1,000	$1,008	$ 2.89

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

**	Commenced operations on July 12, 2016, and as such, the expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (81), then divided by 366.

3

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

When we wrote you one year ago, we detailed the challenges that historically slow global growth levels, a collapse in commodity prices and the rise of the U.S. Dollar presented to our Funds. While these headwinds remain, we believe that the Fund’s portfolio companies are led by capable management teams that continue to leverage their financial flexibility to expand niche dominance and reinvest cash flows prudently.

Our companies often find themselves at the intersection of challenge and opportunity and we believe that they have encountered plenty of each recently. They manage and invest in their businesses against a current backdrop of slow global economic growth and anemic organic revenue growth opportunities that we contend create challenges for them when modeling, budgeting and considering large capital allocation decisions. Many of them also have clean balance sheets, consistent cash flows and access to capital that, we assert, have allowed them to invest in internal projects with attractive returns, make bolt-on acquisitions and support productivity initiatives. We are pleased with the investment opportunities on which our companies continued to capitalize during the period, and their response to ongoing challenges.

Two current conditions that we believe provide an array of challenges and opportunities are global trade and the U.S. Dollar’s strength versus the currencies of our trading partners. Trade has been a dominant issue in the U.S. presidential election, as the free trade agreements of the last two decades have positioned the issue as a point of differentiation between the two candidates. Politics and trade have also become apparent as key issues in the United Kingdom, Russia and China recently. The Fund often includes a number of U.S.-based companies with substantial global operations. We remain diligent in our assessment of the environment in which our companies operate and continue to analyze the potential impact on them of any changes in global trade behavior.

We have seen the impact of a strong U.S. Dollar during the last couple of years on our companies’ reported revenue, balance sheets and their capital allocation decisions. While these are all challenges, we believe that the strong Dollar might create opportunities for some of our U.S.-based businesses to make bolt-on acquisitions that might prove additive to production, distribution, services or product lines. The financial flexibility we seek when qualifying companies for investment traces its roots to balance sheets and discretionary cash flow but the global profile of many of our businesses may provide further investment opportunity in the face of slow global growth and volatile markets. We will continue to monitor our companies’ ability to capitalize on the current value of the U.S. Dollar.

FUND PERFORMANCE

For the fiscal year ended September 30, 2016, the AMG SouthernSun Small Cap Fund (N Class) returned 13.0%, lagging its benchmark, the Russell 2000® Index, which returned 15.5%. Effective October 1, 2016 Investor Class shares were renamed Class N shares.

Over the trailing twelve-month period ending September 30, 2016, much of our underperformance was driven by our stock selection within the technology and materials & processing sectors, led by our positions in Diebold, Inc. (DBD) and Intrepid Potash, Inc. (IPI). Our cash position also provided a drag to performance. Chicago Bridge & Iron Company, NV (CBI), a specialty engineering and construction firm that provides design, fabrication and construction for global energy, natural resources and infrastructure projects, was the leading detractor from performance on a relative basis in the period. CBI is a leader in liquefied natural gas (LNG) projects, refinery projects and flat-bottomed tank construction for energy storage. The company also oversees projects in the petrochemical and global power industries. Additionally, CBI maintains a conservative balance sheet and reports a backlog of roughly $20.0 billion in future projects (post-nuclear divestiture), as of September 30, 2016. We believe that management holds a long-term view of the business and has developed competency in risk assessment; a diverse book of business should mitigate, in part, the cyclical elements of its business lines. While CBI has traded down in a weak commodity price environment, we contend that demand for its services can grow. We have added to our position in CBI over the last year; in our view, the company’s attractive valuation and a consistent backlog and pipeline of projects outweigh the short-term news regarding the timing of projects, as well as the dispute regarding the sale of the nuclear business to Westinghouse Electric Company and the CEO’s recent sale of shares. The company has been repurchasing shares recently, which supports our view of its attractive valuation. We believe CBI’s LNG and midstream businesses show continued strength and robust fundamentals. We applaud the company’s nuclear division divestiture and the accompanying regulatory and headline risk. We believe that CBI’s long-term projects and other recent new awards, including some that “book and burn” quickly (enters the backlog and is then booked as revenue in the space of one quarter) at higher margins, position the company for continued future growth and value creation. We remain positive in our assessment of CBI and continued to purchase shares during the period.

Our stock selection in the consumer staples sector, led by our position in Sanderson Farms, Inc. (SAFM) combined with an overweight allocation to the producer durables sector, offset some of the underperformance in the period. Thor Industries, Inc. (THO), a leading manufacturer of towable recreation vehicles (RVs) and motor homes, was the leading contributor to performance on a relative basis in the period. We remain impressed with THO’s financial flexibility, specifically its capital allocation acumen, which we believe is evident by a history of acquisitions and divestitures and a lean organization that is responsive to changes in consumer preferences and encourages competition between business units. We believe that attractive demographics and elevated consumer confidence should increase demand for recreational vehicles, and that towable RVs’ lower price point may sustain demand in economic downturns and periods of higher energy prices. In our opinion, THO’s balance sheet should also enable the business to withstand adverse conditions better than competitors, many of whom lack the same financial flexibility. During July 2016, THO announced the acquisition of Jayco Corp. for $576 million in cash. We believe that this news, progress on its integration, recent positive earnings’ reports and strong recent product introductions drove the stock higher.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2016, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG SouthernSun Small Cap Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Small Cap Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Small Cap Fund’s Investor Class on September 30, 2006, to a $10,000 investment made in the Russell 2000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun Small Cap Fund and the Russell 2000® Index for the same time periods ended September 30, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date

AMG SouthernSun Small Cap Fund [2,3,4,5,6,7,8]

Investor Class	12.97%	13.18%	9.41%	10.37%	10/01/03

Institutional Class	13.23%	13.46%	—	14.78%	9/30/09

Russell 2000® Index[9]	15.47%	15.82%	7.07%	8.74%	10/01/03	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2016. All returns are in U.S. dollars ($).

[2]  AMG SouthernSun Small Cap Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun Small Cap Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  The Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.

[5]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[6]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[7]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for less than 60 days.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are a trademark of London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG SouthernSun Small Cap Fund
Fund Snapshots (unaudited)
September 30, 2016

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun Small Cap Fund*	Russell 2000® Index

Industrials	40.0%	14.1%

Health Care	16.1%	14.2%

Consumer Discretionary	14.0%	12.6%

Consumer Staples	10.6%	3.0%

Information Technology	9.0%	18.0%

Energy	5.0%	3.3%

Financials	0.0%	17.4%

Real Estate	0.0%	8.2%

Materials	0.0%	4.7%

Utilities	0.0%	3.8%

Telecommunications Services	0.0%	0.7%

Other Assets and Liabilities	5.3%	0.0%

* As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Hill-Rom Holdings, Inc.**	5.8%

Darling Ingredients, Inc.**	5.4

Clean Harbors, Inc.**	5.3

The Brink’s Co.**	5.3

Sanderson Farms, Inc.	5.2

AmSurg Corp.**	5.2

Centene Corp.**	5.1

Newfield Exploration Co.**	5.0

Polaris Industries, Inc.	4.8

Thor Industries, Inc.	4.7

Top Ten as a Group	51.8%

** Top Ten Holdings as of March 31, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG SouthernSun Small Cap Fund
Schedule of Portfolio Investments
September 30, 2016

	Shares	Value
Common Stocks - 94.7%

Consumer Discretionary - 14.0%

Polaris Industries, Inc.[1]	216,725	$16,783,184

Tenneco, Inc.*	270,211	15,745,195

Thor Industries, Inc.	192,990	16,346,253

Total Consumer Discretionary		48,874,632

Consumer Staples - 10.6%

Darling Ingredients, Inc.*	1,409,910	19,047,884

Sanderson Farms, Inc.[1]	189,302	18,235,462

Total Consumer Staples		37,283,346

Energy - 5.0%

Newfield Exploration Co.*	401,393	17,444,540

Health Care - 16.1%

AmSurg Corp.*	270,237	18,119,391

Centene Corp.*	266,495	17,844,505

Hill-Rom Holdings, Inc.	328,785	20,378,094

Total Health Care		56,341,990

Industrials - 40.0%

AGCO Corp.	329,112	16,231,804

The Brink’s Co.	495,639	18,378,294

Chicago Bridge & Iron Co., N.V.	555,038	15,557,715

Clean Harbors, Inc.*	388,405	18,635,672

Federal Signal Corp.	820,820	10,884,073

IDEX Corp.	159,279	14,903,736

Nordson Corp.	133,805	13,330,992

The Timken Co.	462,445	16,250,317

Trinity Industries, Inc.	652,525	15,778,055

Total Industrials		139,950,658

Information Technology - 9.0%

Broadridge Financial Solutions, Inc.	226,375	15,345,961

Diebold, Inc.	652,777	16,182,342

Total Information Technology		31,528,303

Total Common Stocks (cost $294,823,020)		331,423,469

	Principal Amount	Value

Short-Term Investments - 11.4%

Repurchase Agreements - 6.0%[2]

Cantor Fitzgerald Securities, Inc., dated 09/30/16, due 10/03/16, 0.540% total to be received $4,992,554 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/01/16 - 08/20/66, totaling $5,092,176)	$4,992,329	$4,992,329

Citibank N.A., dated 09/30/16, due 10/03/16, 0.520% total to be received $892,718 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/15/16 - 09/09/49, totaling $910,533)	892,679	892,679

Daiwa Capital Markets America, dated 09/30/16, due 10/03/16, 0.520% total to be received $4,992,545 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 10/13/16 - 09/09/49, totaling $5,092,176)	4,992,329	4,992,329

Nomura Securities International, Inc., dated 09/30/16, due 10/03/16, 0.520% total to be received $4,992,545 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 04/15/17 - 02/20/63, totaling $5,092,176)	4,992,329	4,992,329

State of Wisconsin Investment Board, dated 09/30/16, due 10/03/16, 0.600% total to be received $5,150,658 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.375%, 04/15/18 - 09/09/49, totaling $5,253,654)	5,150,400	5,150,400

Total Repurchase Agreements		21,020,066

	Shares

Other Investment Companies - 5.4%[3]

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.30%	18,795,284	18,795,284

Total Short-Term Investments (cost $39,815,350)		39,815,350

Total Investments - 106.1% (cost $334,638,370)		371,238,819

Other Assets, less Liabilities - (6.1)%		(21,272,574)

Net Assets - 100.0%		$349,966,245

The accompanying notes are an integral part of these financial statements.
7

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

When we wrote you one year ago, we detailed the challenges that historically slow global growth levels, a collapse in commodity prices and the rise of the U.S. Dollar presented to our Funds. While these headwinds remain, we believe that the Fund’s portfolio companies are led by capable management teams that continue to leverage their financial flexibility to expand niche dominance and reinvest cash flows prudently.

Our companies often find themselves at the intersection of challenge and opportunity and we believe that they have encountered plenty of each recently. They manage and invest in their businesses against a current backdrop of slow global economic growth and anemic organic revenue growth opportunities that we contend create challenges for them when modeling, budgeting and considering large capital allocation decisions. Many of them also have clean balance sheets, consistent cash flows and access to capital that, we assert, have allowed them to invest in internal projects with attractive returns, make bolt-on acquisitions and support productivity initiatives. We are pleased with the investment opportunities on which our companies continued to capitalize during the period and their response to ongoing challenges.

Two current conditions that we believe provide an array of challenges and opportunities are global trade and the U.S. Dollar’s strength versus the currencies of our trading partners. Trade has been a dominant issue in the U.S. presidential election, as the free trade agreements of the last two decades have positioned the issue as a point of differentiation between the two candidates. Politics and trade have also become apparent as key issues in the United Kingdom, Russia and China recently. The Fund often includes a number of U.S.-based companies with substantial global operations. We remain diligent in our assessment of the environment in which our companies operate and continue to analyze the potential impact on them of any changes in global trade behavior.

We have seen the impact of a strong U.S. Dollar during the last couple of years on our companies’ reported revenue, balance sheets and their capital allocation decisions. While these are all challenges, we believe that the strong Dollar might create opportunities for some of our U.S.-based businesses to make bolt-on acquisitions that might prove additive to production, distribution, services or product lines. The financial flexibility we seek when qualifying companies for investment traces its roots to balance sheets and discretionary cash flow, but the global profile of many of our businesses may provide further investment opportunity in the face of slow global growth and volatile markets. We will continue to monitor our companies’ ability to capitalize on the current value of the U.S. Dollar.

FUND PERFORMANCE

For the fiscal year ended September 30, 2016, the AMG SouthernSun U.S. Equity Fund (I Class) returned 12.4%, lagging its benchmark, the Russell 2500® Index, which returned 14.4%. Effective October 1, 2016 Institutional Class shares were renamed Class I shares.

Over the trailing twelve-month period ending September 30, 2016, much of our underperformance was driven by our stock selection within the technology and materials & processing sectors, led by our positions in Knowles Corporation (KN) and WestRock Co. (WRK). Our cash position also provided a drag to performance. Chicago Bridge & Iron Company, NV (CBI), a specialty engineering and construction firm that provides design, fabrication and construction for global energy, natural resources and infrastructure projects, was the leading detractor from performance on a relative basis in the period. CBI is a leader in liquefied natural gas (LNG) projects, refinery projects and flat-bottomed tank construction for energy storage. The company also oversees projects in the petrochemical and global power industries. Additionally, CBI maintains a conservative balance sheet and reports a backlog of roughly $20.0 billion in future projects (post-nuclear divestiture), as of September 30, 2016. We believe that management holds a long-term view of the business and has developed competency in risk assessment; a diverse book of business should mitigate, in part, the cyclical elements of its business lines. While CBI has traded down in a weak commodity price environment, we contend that demand for its services can grow. We have added to our position in CBI over the last year; in our view, the company’s attractive valuation and a consistent backlog and pipeline of projects outweigh the short-term news regarding the timing of projects, as well as the dispute regarding the sale of the nuclear business to Westinghouse Electric Company and the CEO’s recent sale of shares. The company has been repurchasing shares recently, which supports our view of its attractive valuation. We believe CBI’s LNG and midstream businesses show continued strength and robust fundamentals. We applaud the company’s nuclear division divestiture and the accompanying regulatory and headline risk. We believe that CBI’s long-term projects and other recent new awards, including some that “book and burn” quickly (enters the backlog and is then booked as revenue in the space of one quarter) at higher margins, position the company for continued future growth and value creation. We remain positive in our assessment of CBI and continued to purchase shares during the period.

Our overweight allocation to the producer durables sector and our stock selection in the energy sector, led by Newfield Exploration Company (NFX), offset some of the underperformance in the period. ADT Corporation (ADT), a provider of security services to residential and business customers, was the leading contributor to performance on a relative basis in the period. In February 2016, private equity manager Apollo Global Management, LLC announced its intent to acquire ADT and to merge it with Protection 1, Apollo’s existing home security portfolio holding. We continued to analyze the deal while trimming our holding in ADT back to our target weighting. We maintained our position in ADT and tendered our shares when the deal closed in May 2016.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2016, and are not intended as a forecast of guarantee of future results, and are subject to change without notice.

8

AMG SouthernSun U.S. Equity Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun U.S. Equity Fund’s Investor Class on April 10, 2012, to a $10,000 investment made in the Russell 2500TM Index and Russell Midcap® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG SouthernSun U.S. Equity Fund, the Russell 2500TM Index and the Russell Midcap® Index for the same time periods ended September 30, 2016.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date

AMG SouthernSun U.S. Equity Fund [2,3,4,5,6,7,8]
Investor Class	12.13%	9.51%	4/10/12

Institutional Class	12.42%	9.78%	4/10/12

Class C	11.33%	8.73%	4/10/12
Russell 2500TM Index[9]	14.44%	13.01%	4/10/12	†

Russell Midcap® Index[10]	14.25%	13.73%	4/10/12	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2016. All returns are in U.S. dollars ($).

[2]  AMG SouthernSun U.S Equity Fund’s inception date and returns for all periods beginning prior to March 31, 2014 reflects performance of the predecessor Fund, SouthernSun U.S. Equity Fund, and was managed by SouthernSun Asset Management, LLC with the same investment objectives and substantially similar investment policies.

[3]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[4]  The Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.

[5]  The Fund is subject to risks associated with investments in mid- and small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]  The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

[7]  A short-term redemption fee of 2% will be charged on redemptions of Fund shares held for less than 60 days.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The Russell 2500TM Index measures the performance of the small-to-mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest companies in the Russell 3000® Index. Unlike the Fund, the Russell 2500TM Index is unmanaged, is not available for investment and does not incur expenses.

[10]  The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 25 percent of the total market capitalization of the Russell 1000® Index. Unlike the Fund, the Russell Midcap® Index is unmanaged, is not available for investment and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

9

AMG SouthernSun U.S. Equity Fund
Fund Snapshots (unaudited)
September 30, 2016

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun U.S. Equity Fund*	Russell 2500TM Index	Russell Midcap® Index

Industrials	32.6%	15.0%	12.4%

Consumer Discretionary	17.8%	12.7%	16.0%

Information Technology	13.1%	15.5%	15.0%

Health Care	9.1%	12.0%	10.1%

Consumer Staples	5.2%	3.2%	5.0%

Energy	4.9%	4.7%	6.3%

Utilities	4.8%	4.1%	6.4%

Materials	3.1%	5.9%	5.6%

Financials	0.0%	15.6%	11.8%

Telecommunication Services	0.0%	0.7%	1.0%

Real Estate	0.0%	10.6%	10.4%

Other Assets and Liabilities	9.4%	0.0%	0.0%

* As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

The Western Union Co.**	5.4%

Clean Harbors, Inc.**	5.2

Darling Ingredients, Inc.**	5.2

Centene Corp.**	5.1

Newfield Exploration Co.**	4.9

Hanesbrands, Inc.**	4.9

OGE Energy Corp.	4.8

Flowserve Corp.	4.8

Polaris Industries, Inc.**	4.7

The Timken Co.	4.7

Top Ten as a Group	49.7%

** Top Ten Holdings as of March 31, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

10

AMG SouthernSun U.S. Equity Fund
Schedule of Portfolio Investments
September 30, 2016

	Shares	Value
Common Stocks - 90.6%

Consumer Discretionary - 17.8%

Hanesbrands, Inc.	1,473,601	$37,208,425

Murphy USA, Inc.*	381,838	27,247,960

Polaris Industries, Inc.[1]	463,415	35,886,858

Thor Industries, Inc.	417,292	35,344,632

Total Consumer Discretionary		135,687,875

Consumer Staples - 5.2%

Darling Ingredients, Inc.*	2,937,465	39,685,152

Energy - 4.9%

Newfield Exploration Co.*	867,381	37,696,378

Health Care - 9.1%

AmSurg Corp.*	463,843	31,100,673

Centene Corp.*	575,225	38,517,066

Total Health Care		69,617,739

Industrials - 32.6%

AGCO Corp.	706,045	34,822,139

Chicago Bridge & Iron Co., N.V.[1]	1,181,770	33,125,013

Clean Harbors, Inc.*	833,912	40,011,098

Flowserve Corp.	751,950	36,274,068

IDEX Corp.	372,612	34,865,305

The Timken Co.	1,010,705	35,516,174

Trinity Industries, Inc.	1,399,045	33,828,908

Total Industrials		248,442,705

Information Technology - 13.1%

Broadridge Financial Solutions, Inc.	487,550	33,051,015

Knowles Corp.*,1	1,841,320	25,870,546

The Western Union Co.	1,966,065	40,933,473

Total Information Technology		99,855,034

Materials - 3.1%

WestRock Co.	481,482	23,342,246

Utilities - 4.8%

OGE Energy Corp.	1,163,550	36,791,451

Total Common Stocks (cost $704,020,210)		691,118,580

	Principal Amount	Value
Short-Term Investments - 14.4%

Repurchase Agreements - 4.9%[2]

Cantor Fitzgerald Securities, Inc., dated 09/30/16, due 10/03/16, 0.540%, total to be received $8,801,599 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/01/16 - 08/20/66, totaling $8,977,227)	$8,801,203	$8,801,203

Daiwa Capital Markets America, dated 09/30/16, due 10/03/16, 0.520%, total to be received $8,801,584 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 10/13/16 - 09/09/49, totaling $8,977,227)	8,801,203	8,801,203

Merrill Lynch Pierce Fenner & Smith, Inc., dated 09/30/16, due 10/03/16, 0.500%, total to be received $1,406,872 (collateralized by various U.S. Government Agency Obligations, 2.140% - 6.000%, 03/01/26 - 09/01/46, totaling $1,434,949)	1,406,813	1,406,813

Nomura Securities International, Inc., dated 09/30/16, due 10/03/16, 0.520%, total to be received $8,801,584 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.000%, 04/15/17 - 02/20/63 totaling $8,977,227)	8,801,203	8,801,203

State of Wisconsin Investment Board, dated 09/30/16, due 10/03/16, 0.600%, total to be received $9,247,062 (collateralized by various U.S. Government Agency Obligations, 0.125% - 3.375%, 04/15/18 - 09/09/49, totaling $9,431,975)	9,246,600	9,246,600

Total Repurchase Agreements		37,057,022

	Shares

Other Investment Companies - 9.5%[3]

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.30%	72,380,775	72,380,775

Total Short-Term Investments (cost $109,437,797)		109,437,797

Total Investments - 105.0% (cost $813,458,007)		800,556,377

Other Assets, less Liabilities - (5.0)%		(38,093,019)

Net Assets - 100.0%		$762,463,358

The accompanying notes are an integral part of these financial statements.
11

AMG SouthernSun Global Opportunities Fund
Portfolio Manager’s Comments (unaudited)

DEAR FELLOW SHAREHOLDERS,

While the headwinds created by historically slow global growth levels, a collapse in global commodity prices and the rise of the U.S. Dollar continue to challenge our global businesses, we believe that the Fund’s portfolio companies are led by capable management teams that continue to leverage their financial flexibility to expand niche dominance and reinvest cash flows prudently.

Our companies often find themselves at the intersection of challenge and opportunity and we believe that they have encountered plenty of each recently. They manage and invest in their businesses against a current backdrop of slow global economic growth and anemic organic revenue growth opportunities that we contend create challenges for them when modeling, budgeting and considering large capital allocation decisions. Many of them also have clean balance sheets, consistent cash flows and access to capital that, we assert, have allowed them to invest in internal projects with attractive returns, make bolt-on acquisitions and support productivity initiatives. We are pleased with the investment opportunities on which our companies continued to capitalize recently, and their response to ongoing challenges.

Two current conditions that we believe provide an array of challenges and opportunities are global trade and the U.S. Dollar’s strength versus the currencies of our trading partners. Trade has been a dominant issue in the U.S. presidential election, as the free trade agreements of the last two decades have positioned the issue as a point of differentiation between the two candidates. Politics and trade have also become apparent as key issues in the United Kingdom, Russia and China recently. The Fund often includes a number of companies with substantial global operations. We remain diligent in our assessment of the environment in which our companies operate and continue to analyze the potential impact on them of any changes in global trade behavior.

We have seen the impact of a strong U.S. Dollar during the last couple of years on our companies’ reported revenue, balance sheets and their capital allocation decisions. While these are all challenges, we believe that the strong Dollar might create opportunities for some of our U.S.-based businesses to make bolt-on acquisitions that might prove additive to production, distribution, services or product lines. The financial flexibility we seek when qualifying companies for investment traces its roots to balance sheets and discretionary cash flow, but the global profile of many of our businesses may provide further investment opportunity in the face of slow global growth and volatile markets. We will continue to monitor our companies’ ability to capitalize on the current value of the U.S. Dollar.

FUND PERFORMANCE

Since the inception of the AMG SouthernSun Global Opportunities Fund (the “Fund”) on July 11, 2016, through the fiscal year ended September 30, 2016, the Fund (I Class) returned -1.8%, lagging its primary benchmark, the MSCI ACWI® Index, which returned 3.8%.

Over the approximately twelve-week period from the Fund’s inception date in July through September 30, 2016, much of our underperformance was driven by our stock selection in the producer durables sector, led by Chicago Bridge & Iron Co. NV (CBI) and Darling Ingredients (DAR), and by our underweight allocation to the technology sector. Our cash position also provided a drag to performance. Chicago Bridge & Iron Company, NV (CBI), a specialty engineering and construction firm that provides design, fabrication and construction for global energy, natural resources and infrastructure projects, was the leading detractor from performance on a relative basis in the period. CBI is a leader in liquefied natural gas (LNG) projects, refinery projects and flat-bottomed tank construction for energy storage. The company also oversees projects in the petrochemical and global power industries. Additionally, CBI maintains a conservative balance sheet and reports a backlog of roughly $20.0 billion in future projects (post-nuclear divestiture) as of September 30, 2016. We believe that management holds a long-term view of the business and has developed competency in risk assessment; a diverse book of business should mitigate, in part, the cyclical elements of its business lines. While CBI has traded down in a weak commodity price environment, we contend that demand for its services can grow. We have added to our position in CBI over the last year; in our view, the company’s attractive valuation and a consistent backlog and pipeline of projects outweigh the short-term news regarding the timing of projects, as well as the dispute regarding the sale of the nuclear business to Westinghouse Electric Company and the CEO’s recent sale of shares. The company has been repurchasing shares recently, which supports our view of its attractive valuation. We believe CBI’s LNG and midstream businesses show continued strength and robust fundamentals. We applaud the company’s nuclear division divestiture and the accompanying regulatory and headline risk. We believe that CBI’s long-term projects and other recent new awards, including some that “book and burn” quickly (enters the backlog and is then booked as revenue in the space of one quarter) at higher margins, position the company for continued future growth and value creation. We remain positive in our assessment of CBI and continued to purchase shares during the period.

Our stock selection in the consumer staples sector, led by Bakkafrost P/F (BAKKA), combined with our underweight allocation to the health care sector, offset some of the underperformance in the period. Tenneco, Inc. (TEN), a provider of clean air and smooth ride products to the global automotive industry, was the leading contributor to performance on a relative basis in the period. Clean air products account for roughly 70% of its revenue, while smooth ride products are roughly 30%. The company operates globally and focuses on four structural growth drivers, emphasizing the light vehicle platforms, capitalizing on emissions regulations, growth in suspension systems and growth in aftermarket opportunities. We believe that TEN’s focus on outpacing industry growth across its product lines has been reflected in the margin improvement reported regularly in recent earnings’ releases. It continues to introduce new products and to report increasing content on existing customer platforms. We contend that TEN is poised to benefit from increasing environmental regulations globally, and new content from recent platform wins. We maintained our target weighting in the stock during the period.

We thank you for your continued trust in our ability to help you reach your investment goals.

The views expressed represent the opinions of SouthernSun Asset Management, LLC as of September 30, 2016, and are not intended as a forecast of guarantee of future results, and are subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG SouthernSun Global Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG SouthernSun Global Opportunities Fund’s Institutional Class on July 12, 2016 (commencement of operations) to a $10,000 investment made in the MSCI ACWI Index and MSCI ACWI SMID Cap Index for the same time period. Performance for periods longer than one year are annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

12

AMG SouthernSun Global Opportunities Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG SouthernSun Global Opportunities Fund, the MSCI ACWI Index and the MSCI ACWI SMID Cap Index for the same time periods ended September 30, 2016.

Average Annual Total Returns[1]	Since Inception	Inception Date

AMG SouthernSun Global Opportunities Fund [2,3,4,5,6,7,8,9]
Investor Class	(1.80)%	7/11/16

Institutional Class	(1.80)%	7/11/16
MSCI ACWI Index[10,12]	3.80%	7/11/16	†

MSCI ACWI SMID Cap Index[11,12]	4.73%	7/11/16	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Datereflects the inception date of the Fund, not the index.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of September 30, 2016. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]	The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]	The Fund is subject to risks associated with investments in small-and mid-capitalization companies such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

[6]	The Fund may invest in derivatives, such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]	The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8]	A short-term redemption fee of 2% will be charged on shares held for less than 60 days.

[9]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]	The MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,481 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[11]	The MSCI ACWI SMID Cap Index captures mid and small cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 7,488 constituents, the index covers approximately 28% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[12]	All MSCI data is provided ‘as is.’ The product described herein is not sponsored or endorsed and has not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the product described herein. Copying or redistributing the MSCI data is strictly prohibited.

Not FDIC insured, nor bank guaranteed. May lose value.

13

AMG SouthernSun Global Opportunities Fund
Fund Snapshots (unaudited)
September 30, 2016

PORTFOLIO BREAKDOWN

Sector	AMG SouthernSun Global Opportunities Fund*	MSCI ACWI Index	MSCI ACWI SMID Cap Index

Industrials	23.4%	10.4%	16.9%

Consumer Discretionary	11.6%	12.3%	15.4%

Consumer Staples	10.5%	10.4%	5.1%

Financials	9.9%	16.9%	12.5%

Energy	4.5%	6.8%	4.3%

Information Technology	4.2%	15.9%	13.2%

Health Care	4.0%	11.7%	8.5%

Materials	0.0%	5.1%	9.3%

Utilities	0.0%	3.3%	4.3%

Telecommunication Services	0.0%	3.8%	1.2%

Real Estate	0.0%	3.3%	9.1%

Other Assets and Liabilities	31.9%	0.0%	0.0%

* As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Clean Harbors, Inc.	5.4%

Darling Ingredients, Inc.	5.3

Bakkafrost P/F	5.2

AGCO Corp.	4.9

Polaris Industries, Inc.	4.8

Chicago Bridge & Iron Co., N.V.	4.7

Newfield Exploration Co.	4.5

The Western Union Co.	4.2

Centene Corp.	4.0

SKF AB	3.9

Top Ten as a Group	46.9%

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

AMG SouthernSun Global Opportunities Fund
Schedule of Portfolio Investments
September 30, 2016

	Shares	Value
Common Stocks - 68.1%

Consumer Discretionary - 11.6%

De’Longhi S.P.A. (Italy)	1,775	$42,991

Polaris Industries, Inc. (United States)[1]	830	64,275

Tenneco, Inc. (United States)*	835	48,655

Total Consumer Discretionary		155,921

Consumer Staples - 10.5%

Bakkafrost P/F (Faroe Islands)	1,664	69,612

Darling Ingredients, Inc. (United States)*	5,301	71,616

Total Consumer Staples		141,228

Energy - 4.5%

Newfield Exploration Co. (United States)*	1,400	60,844

Financials - 9.9%

American Express Co. (United States)	655	41,946

Bangkok Bank PCL (Thailand)	10,618	49,995

Discover Financial Services (United States)	735	41,564

Total Financials		133,505

Health Care - 4.0%

Centene Corp. (United States)*	802	53,702

Industrials - 23.4%

AGCO Corp. (United States)	1,340	66,089

The Brink’s Co. (United States)	900	33,372

Bunzl PLC (United Kingdom)	885	26,097

Chicago Bridge & Iron Co., N.V. (Netherlands)	2,255	63,208

Clean Harbors, Inc. (United States)*	1,516	72,738

	Shares	Value

SKF AB (Sweden)	3,025	$52,240

Total Industrials		313,744

Information Technology - 4.2%

The Western Union Co. (United States)	2,719	56,610

Total Common Stocks (cost $937,795)		915,554

	Principal Amount

Short-Term Investments - 37.6%

Repurchase Agreements - 3.6%[2]

Cantor Fitzgerald Securities, Inc., dated 09/30/16, due 10/03/16, 0.540%, total to be received $47,908 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/01/16 - 08/20/66, totaling $48,864)	$47,906	47,906

	Shares

Other Investment Companies - 34.0%[3]

Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.30%	457,401	457,401

Total Short-Term Investments (cost $505,307)		505,307

Total Investments - 105.7% (cost $1,443,102)		1,420,861

Other Assets, less Liabilities - (5.7)%		(77,045)

Net Assets - 100.0%		$1,343,816

The accompanying notes are an integral part of these financial statements.
15

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At September 30, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net

AMG SouthernSun Small Cap Fund	$334,835,221	$63,723,121	$(27,319,523)	$36,403,598

AMG SouthernSun U.S. Equity Fund	814,822,126	70,139,568	(84,405,317)	(14,265,749)

AMG SouthernSun Global Opportunities Fund	1,443,102	28,830	(51,071)	(22,241)

*	Non-income producing security.

[1]	Some or all of these securities were out on loan to various brokers as of September 30, 2016, amounting to the following:

Fund	Market Value	% of Net Assets

AMG SouthernSun Small Cap Fund	$20,854,588	6.0%

AMG SouthernSun U.S. Equity Fund	37,210,935	4.9%

AMG SouthernSun Global Opportunities Fund	48,168	3.6%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.

[3]	Yield shown represents the September 30, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.
16

Notes to Schedules of Portfolio Investments (continued)

Country	AMG SouthernSun Global Opportunities Fund†	MSCI ACWI Index (unaudited)	MSCI ACWI SMID Cap Index (unaudited)

Australia	0.0%	2.4%	2.6%

Austria	0.0%	0.1%	0.3%

Belgium	0.0%	0.5%	0.5%

Brazil	0.0%	0.8%	0.7%

Canada	0.0%	3.2%	3.8%

Chile	0.0%	0.1%	0.1%

China	0.0%	3.0%	2.2%

Colombia	0.0%	0.1%	0.1%

Denmark	0.0%	0.6%	0.9%

Egypt	0.0%	0.0%	0.1%

Faroe Islands	7.6%	0.0%	0.0%

Finland	0.0%	0.3%	0.6%

France	0.0%	3.2%	2.6%

Germany	0.0%	3.0%	2.3%

Greece	0.0%	0.0%	0.1%

Hong Kong	0.0%	1.2%	1.0%

Hungary	0.0%	0.1%	0.1%

India	0.0%	0.9%	1.1%

Indonesia	0.0%	0.3%	0.3%

Ireland	0.0%	0.2%	0.4%

Israel	0.0%	0.2%	0.4%

Italy	4.7%	0.6%	1.0%

Japan	0.0%	7.9%	10.7%

Malaysia	0.0%	0.3%	0.3%

Country	AMG SouthernSun Global Opportunities Fund†	MSCI ACWI Index (unaudited)	MSCI ACWI SMID Cap Index (unaudited)

Mexico	0.0%	0.4%	0.4%

Netherlands	6.9%	1.1%	0.9%

New Zealand	0.0%	0.1%	0.4%

Norway	0.0%	0.2%	0.5%

Philippines	0.0%	0.1%	0.1%

Poland	0.0%	0.1%	0.1%

Portugal	0.0%	0.1%	0.1%

Qatar	0.0%	0.1%	0.1%

Russia	0.0%	0.4%	0.1%

Singapore	0.0%	0.4%	0.7%

South Africa	0.0%	0.8%	0.8%

South Korea	0.0%	1.6%	1.8%

Spain	0.0%	1.0%	0.9%

Sweden	5.7%	0.9%	1.5%

Switzerland	0.0%	3.0%	2.1%

Taiwan	0.0%	1.3%	1.5%

Thailand	5.5%	0.2%	0.3%

Turkey	0.0%	0.1%	0.2%

United Arab Emirates	0.0%	0.1%	0.1%

United Kingdom	2.8%	6.3%	6.7%

United States	66.8%	52.7%	48.5%

	100.0%	100.0%	100.0%

†	As a percentage of long-term investments on September 30, 2016.

The accompanying notes are an integral part of these financial statements.
17

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of September 30, 2016:

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG SouthernSun Small Cap Fund

Investments in Securities

Common Stocks†	$331,423,469	—	—	$331,423,469

Short-Term Investments

Repurchase Agreements	—	$21,020,066	—	21,020,066

Other Investment Companies	18,795,284	—	—	18,795,284

Total Investments in Securities	$350,218,753	$21,020,066	—	$371,238,819

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG SouthernSun U.S. Equity Fund

Investments in Securities

Common Stocks†	$691,118,580	—	—	$691,118,580

Short-Term Investments

Repurchase Agreements	—	$37,057,022	—	37,057,022

Other Investment Companies	72,380,775	—	—	72,380,775

Total Investments in Securities	$763,499,355	$37,057,022	—	$800,556,377

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

AMG SouthernSun Global Opportunities Fund

Investments in Securities

Common Stocks

Industrials	$235,407	$78,337	—	$313,744

Consumer Discretionary	112,930	42,991	—	155,921

Consumer Staples	71,616	69,612	—	141,228

Financials	83,510	49,995	—	133,505

Energy	60,844	—	—	60,844

Information Technology	56,610	—	—	56,610

Health Care	53,702	—	—	53,702

Short-Term Investments

Repurchase Agreements	—	47,906	—	47,906

Other Investment Companies	457,401	—	—	457,401

Total Investments in Securities	$1,132,020	$288,841	—	$1,420,861

†	All common stocks held in the Funds are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.

As of September 30, 2016, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
18

Statement of Assets and Liabilities
September 30, 2016

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund

Assets:

Investments at value* (including securities on loan valued at $20,854,588, $37,210,935 and $48,168, respectively)	$371,238,819	$800,556,377	$1,420,861

Receivable for investments sold	899,044	—	—

Receivable for Fund shares sold	241,170	1,527,638	2,700

Dividends, interest and other receivables	321,868	335,373	118

Prepaid offering costs	—	—	84,086

Prepaid expenses	23,298	35,336	572

Receivable from affiliate	—	—	25,384

Total assets	372,724,199	802,454,724	1,533,721

Liabilities:

Payable upon return of securities loaned	21,020,066	37,057,022	47,906

Payable for investments purchased	878,267	1,178,246	—

Payable for Fund shares repurchased	494,770	1,032,578	—

Payable to affiliate	—	—	112,511

Accrued expenses:

Investment advisory and management fees	243,421	527,845	1,091

Administrative fees	14,319	31,050	55

Distribution fees - Investor Class	28,803	9,409	3

Distribution fees - Class C	—	32,417	—

Professional fees	36,003	42,819	24,948

Trustees fees and expenses	6,645	14,256	26

Other	35,660	65,724	3,365

Total liabilities	22,757,954	39,991,366	189,905

Net Assets	$349,966,245	$762,463,358	$1,343,816

Net Assets Represent:

Paid-in capital	$361,039,498	$805,612,375	$1,366,057

Undistributed net investment income	420,612	2,032,232	—

Accumulated net realized loss from investments	(48,094,314)	(32,279,619)	—

Net unrealized appreciation (depreciation) of investments	36,600,449	(12,901,630)	(22,241)

Net Assets	$349,966,245	$762,463,358	$1,343,816

* Investments at cost	$334,638,370	$813,458,007	$1,443,102

The accompanying notes are an integral part of these financial statements.
19

Statement of Assets and Liabilities (continued)

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund

Investor Class:

Net Assets	$139,603,239	$45,902,490	$19,713

Shares outstanding	6,598,003	3,634,633	2,008

Net asset value, offering and redemption price per share	$21.16	$12.63	$9.82

Institutional Class Shares:

Net Assets	$210,363,006	$676,962,179	$1,324,103

Shares outstanding	9,802,931	53,425,282	134,848

Net asset value, offering and redemption price per share	$21.46	$12.67	$9.82

Class C:

Net Assets	n/a	$39,598,689	n/a

Shares outstanding	n/a	3,220,877	n/a

Net asset value, offering and redemption price per share	n/a	$12.29	n/a

The accompanying notes are an integral part of these financial statements.
20

Statement of Operations
For the fiscal year ended September 30, 2016

	AMG SouthernSun Small Cap Fund	AMG SouthernSun U.S. Equity Fund	AMG SouthernSun Global Opportunities Fund*

Investment Income:

Dividend income	$4,309,618 [1]	$10,476,688	$2,547

Securities lending income	182,879	229,556	22

Foreign withholding tax	(21,671)	(44,371)	(81)

Interest income	131	1,715	—

Total investment income	4,470,957	10,663,588	2,488

Expenses:

Investment advisory and management fees	3,150,566	6,335,389	2,991

Administrative fees	185,329	372,670	149

Distribution fees - Investor Class	393,852	116,218	7

Distribution fees - Class C	—	386,493	—

Professional fees	67,084	96,621	24,948

Reports to shareholders	32,806	50,594	2,182

Custodian fees	22,207	43,496	1,502

Registration fees	34,603	48,767	—

Trustees fees and expenses	27,892	54,719	26

Transfer agent fees	17,744	64,773	34

Amortization of offering costs	—	—	23,603

Organizational cost	—	—	4,822

Miscellaneous	8,220	14,661	473

Total expenses before offsets/reductions	3,940,303	7,584,401	60,737

Fee waivers	—	(6,372)	—

Expense reimbursements	—	—	(56,842)

Expense reductions	(51,685)	(27,389)	—

Net expenses	3,888,618	7,550,640	3,895

Net investment income (loss)	582,339	3,112,948	(1,407)

Net Realized and Unrealized Gain (Loss):

Net realized loss on investments	(47,893,166)	(31,620,897)	—

Net realized loss on foreign currency transactions	—	—	(975)

Net change in unrealized appreciation (depreciation) of investments	90,380,321	112,256,864	(22,241)

Net realized and unrealized gain (loss)	42,487,155	80,635,967	(23,216)

Net increase (decrease) in net assets resulting from operations	$43,069,494	$83,748,915	$(24,623)

*	Commencement of operations was on July 12, 2016.
[1]	Includes non-recurring dividends of $189,302.

The accompanying notes are an integral part of these financial statements.
21

Statements of Changes in Net Assets
For the fiscal periods ended September 30,

	AMG SouthernSun Small Cap Fund		AMG SouthernSun U.S. Equity Fund		AMG SouthernSun Global Opportunities Fund*

	2016	2015	2016	2015	2016

Increase (Decrease) in Net Assets Resulting From Operations:

Net investment income (loss)	$582,339	$1,198,252	$3,112,948	$3,884,826	$(1,407)

Net realized gain (loss) on investments and foreign currency transactions	(47,893,166)	63,568,249	(31,620,897)	30,866,741	(975)

Net change in unrealized appreciation (depreciation) of investments	90,380,321	(186,720,014)	112,256,864	(153,357,631)	(22,241)

Net increase (decrease) in net assets resulting from operations	43,069,494	(121,953,513)	83,748,915	(118,606,064)	(24,623)

Distributions to Shareholders:

From net investment income:

Investor Class	(198,482)	—	(93,018)	—	—

Institutional Class	(991,025)	(170,472)	(4,160,029)	(711,097)	—

Class C	—	—	—	—	—

From net realized gain on investments:

Investor Class	(18,592,749)	(25,689,499)	(1,842,749)	(2,255,916)	—

Institutional Class	(22,361,716)	(31,028,840)	(26,544,165)	(16,159,930)	—

Class C	—	—	(1,556,121)	(707,773)	—

Distributions to shareholders	(42,143,972)	(56,888,811)	(34,196,082)	(19,834,716)	—

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(126,072,735)	(151,542,901)	(91,283,165)	211,154,773	1,368,439

Total increase (decrease) in net assets	(125,147,213)	(330,385,225)	(41,730,332)	72,713,993	1,343,816

Net Assets:

Beginning of year	475,113,458	805,498,683	804,193,690	731,479,697	—

End of year	$349,966,245	$475,113,458	$762,463,358	$804,193,690	$1,343,816

End of year undistributed net investment income	$420,612	$1,027,780	$2,032,232	$3,172,766	—

*	Commencement of operations was on July 12, 2016.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
22

AMG SouthernSun Small Cap Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended September 30,

Investor Class	2016	2015	2014[4]	2013[5]	2012[5]

Net Asset Value, Beginning of Year	$21.09	$28.23	$29.46	$21.64	$17.41

Income from Investment Operations:

Net investment income (loss)[1,2]	0.00 [7,11]	0.01	(0.05)[6]	0.00 [7]	(0.03)

Net realized and unrealized gain (loss) on investments	2.42	(5.01)	2.56	8.70	5.50

Total income (loss) from investment operations	2.42	(5.00)	2.51	8.70	5.47

Distributions to Shareholders from:

Net investment income	(0.02)	—	—	(0.10)	—

Net realized gain on investments	(2.33)	(2.14)	(3.74)	(0.78)	(1.24)

Total distributions to shareholders	(2.35)	(2.14)	(3.74)	(0.88)	(1.24)

Net Asset Value, End of Year	$21.16	$21.09	$28.23	$29.46	$21.64

Total Return[2]	12.97%	(18.94)%	8.53%	41.42%	32.12%

Ratio of net expenses to average net assets (with offsets/reductions)	1.20%	1.19%	1.20%	1.22%	1.25%

Ratio of expenses to average net assets (with offsets)	1.21%	1.20%	1.20%	1.22%	1.25%

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.21%	1.20%	1.20%	1.22%	1.25%

Ratio of net investment income (loss) to average net assets[2]	0.01%	0.04%	(0.16)%	0.01%	(0.15)%

Portfolio turnover	16%	31%	24%	22%	31%

Net assets at end of year (000’s omitted)	$139,603	$193,335	$378,849	$417,148	$214,667

	For the fiscal years ended September 30,

Institutional Class	2016	2015	2014[4]	2013[5]	2012[5]

Net Asset Value, Beginning of Year	$21.43	$28.62	$29.76	$21.84	$17.52

Income from Investment Operations:

Net investment income[1,2]	0.06 [11]	0.08	0.03 [6]	0.06	0.03

Net realized and unrealized gain (loss) on investments	2.45	(5.09)	2.58	8.80	5.53

Total income (loss) from investment operations	2.51	(5.01)	2.61	8.86	5.56

Distributions to Shareholders from:

Net investment income	(0.11)	(0.01)	(0.01)	(0.16)	—

Net realized gain on investments	(2.37)	(2.17)	(3.74)	(0.78)	(1.24)

Total distributions to shareholders	(2.48)	(2.18)	(3.75)	(0.94)	(1.24)

Net Asset Value, End of Year	$21.46	$21.43	$28.62	$29.76	$21.84

Total Return[2]	13.23%	(18.73)%	8.80%	41.81%	32.45%

Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.94%	0.95%	0.97%	1.01%

Ratio of expenses to average net assets (with offsets)	0.96%	0.95%	0.95%	0.97%	1.01%

Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.96%	0.95%	0.95%	0.97%	1.01%

Ratio of net investment income to average net assets[2]	0.27%	0.29%	0.09%	0.24%	0.14%

Portfolio turnover	16%	31%	24%	22%	31%

Net assets at end of year (000’s omitted)	$210,363	$281,778	$426,650	$357,624	$138,985

23

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended September 30,				For the period ended September 30, 2012*,5
Investor Class	2016	2015	2014[4]	2013[5]

Net Asset Value, Beginning of Period	$11.77	$13.89	$13.05	$10.09	$10.00

Income from Investment Operations:

Net investment income (loss)[1,2]	0.03	0.03	0.00 [6,7]	(0.01)	0.01

Net realized and unrealized gain (loss) on investments	1.33	(1.83)	1.10	3.86	0.08

Total income (loss) from investment operations	1.36	(1.80)	1.10	3.85	0.09

Distributions to Shareholders from:

Net investment income	(0.02)	—	(0.01)	(0.07)	—

Net realized gain on investments	(0.48)	(0.32)	(0.25)	(0.82)	—

Total distributions to shareholders	(0.50)	(0.32)	(0.26)	(0.89)	—

Net Asset Value, End of Period	$12.63	$11.77	$13.89	$13.05	$10.09

Total Return[2]	12.13%	(13.20)%	8.56%	40.83%	0.90%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	1.20%	1.18%	1.31%[8]	1.30%	1.15%[10]

Ratio of expenses to average net assets (with offsets)	1.20%	1.20%	1.31%	1.30%	1.15%[10]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.20%	1.32%	1.55%	3.06%[10]

Ratio of net investment income (loss) to average net assets[2]	0.23%	0.25%	(0.04)%	(0.04)%	0.20%[10]

Portfolio turnover	16%	22%	20%	25%	49%[9]

Net assets at end of period (000’s omitted)	$45,902	$50,529	$87,858	$22,653	$263

	For the fiscal years ended September 30,				For the period ended September 30, 2012*,5
Institutional Class	2016	2015	2014[4]	2013[5]

Net Asset Value, Beginning of Period	$11.83	$13.94	$13.08	$10.11	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.06	0.07	0.03 [6]	0.02	0.02

Net realized and unrealized gain (loss) on investments	1.34	(1.85)	1.11	3.85	0.09

Total income (loss) from investment operations	1.40	(1.78)	1.14	3.87	0.11

Distributions to Shareholders from:

Net investment income	(0.08)	(0.01)	(0.03)	(0.08)	—

Net realized gain on investments	(0.48)	(0.32)	(0.25)	(0.82)	—

Total distributions to shareholders	(0.56)	(0.33)	(0.28)	(0.90)	—

Net Asset Value, End of Period	$12.67	$11.83	$13.94	$13.08	$10.11

Total Return[2]	12.42%	(12.98)%	8.85%	41.02%	1.10%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	0.95%	0.93%	1.06%[8]	1.05%	0.90%[10]

Ratio of expenses to average net assets (with offsets)	0.95%	0.95%	1.06%	1.05%	0.90%[10]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.95%	0.95%	1.07%	1.30%	2.81%[10]

Ratio of net investment income to average net assets[2]	0.49%	0.53%	0.21%	0.21%	0.45%[10]

Portfolio turnover	16%	22%	20%	25%	49%[9]

Net assets at end of period (000’s omitted)	$676,962	$715,376	$620,300	$209,419	$11,502

24

AMG SouthernSun U.S. Equity Fund
Financial Highlights
For a share outstanding throughout each fiscal period

	For the fiscal years ended September 30,				For the period ended September 30, 2012*,5
Class C	2016	2015	2014[4]	2013[5]

Net Asset Value, Beginning of Period	$11.51	$13.69	$12.95	$10.08	$10.00

Income from Investment Operations:

Net investment loss[1,2]	(0.06)	(0.06)	(0.11)[6]	(0.09)	(0.02)

Net realized and unrealized gain (loss) on investments	1.31	(1.80)	1.10	3.83	0.10

Total income (loss) from investment operations	1.25	(1.86)	0.99	3.74	0.08

Distributions to Shareholders from:

Net investment income	—	—	—	(0.05)	—

Net realized gain on investments	(0.47)	(0.32)	(0.25)	(0.82)	—

Total distributions to shareholders	(0.47)	(0.32)	(0.25)	(0.87)	—

Net Asset Value, End of Period	$12.29	$11.51	$13.69	$12.95	$10.08

Total Return[2]	11.33%	(13.88)%	7.73%	39.67%	0.80%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	1.95%	1.93%	2.06%[8]	2.05%	1.90%[10]

Ratio of expenses to average net assets (with offsets)	1.95%	1.95%	2.06%	2.05%	1.90%[10]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.95%	1.95%	2.07%	2.30%	3.81%[10]

Ratio of net investment loss to average net assets[2]	(0.52)%	(0.46)%	(0.79)%	(0.79)%	(0.55)%[10]

Portfolio turnover	16%	22%	20%	25%	49%[9]

Net assets at end of period (000’s omitted)	$39,599	$38,288	$23,321	$6,072	$374

25

AMG SouthernSun Global Opportunities
Financial Highlights
For a share outstanding throughout each fiscal period

Investor Class	For the period ended September 30, 2016**

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment loss[1,2]	(0.02)

Net realized and unrealized loss on investments	(0.16)

Total from investment operations	(0.18)

Net Asset Value, End of Period	$9.82

Total Return[2]	(1.80)%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	1.55%[10]

Ratio of expenses to average net assets (with offsets)	12.81%[10,12]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	12.81%[10,12]

Ratio of net investment income to average net assets[2]	(0.70)%[10]

Portfolio turnover	0%[9]

Net assets at end of period (000’s omitted)	$20

Institutional Class	For the period ended September 30, 2016**

Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net investment Income (loss)[1,2]	(0.01)

Net realized and unrealized loss on investments	(0.17)

Total from investment operations	(0.18)

Net Asset Value, End of Period	$9.82

Total Return[2]	(1.80)%[9]

Ratio of net expenses to average net assets (with offsets/reductions)	1.30%[10]

Ratio of expenses to average net assets (with offsets)	12.56%[10,12]

Ratio of total expenses to average net assets (without offsets/reductions)[3]	12.56%[10,12]

Ratio of net investment income (loss) to average net assets[2]	(0.47)%[10]

Portfolio turnover	0%[9]

Net assets at end of period (000’s omitted)	$1,324

26

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

*	Commencement of operations was on April 10, 2012.

**	Commencement of operations was on July 12, 2016.

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been reduced.

[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2, in the Notes to Financial Statements.)

[4]	At the start of business on March 31, 2014, SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund were each reorganized into a fund of the AMG Funds.

[5]	Audited by previous registered public accounting firm.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.07) and $0.00 for AMG SouthernSun Small Cap Fund’s Investor Class and Institutional Class shares, respectively, and $(0.03), $0.01, and $(0.13) for AMG SouthernSun U.S. Equity Fund’s Investor Class, Institutional Class and Class C shares, respectively.

[7]	Amount is less than $0.01 or $(0.01) per share

[8]	Such ratio includes recapture of waived/reimbursed fees from prior periods.

[9]	Not annualized.

[10]	Annualized.

[11]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.01) and $0.05 for AMG SouthernSun Small Cap Fund’s Investor Class and Institutional Class shares, respectively.

[12]	Ratio does not reflect the annualization of audit and organization expenses.

27

Notes to Financial Statements
September 30, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG SouthernSun Small Cap Fund (“Small Cap”), AMG SouthernSun U.S. Equity Fund (“U.S. Equity”) and AMG SouthernSun Global Opportunities Fund (“Global Opportunities”), each a “Fund” and collectively the “Funds.” The Funds will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 60 days of the purchase of those shares. For the fiscal year ended September 30, 2016, Small Cap and U.S. Equity had redemption fees amounting to $8,571 and $11,279, respectively.

The Global Opportunities Fund has an inception date of July 11, 2016. The Fund’s commencement of operations was on July 12, 2016.

Small Cap and Global Opportunities offer two classes of shares: Investor and Institutional. U.S. Equity offers three classes of shares: Investor, Institutional and Class C. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Effective October 1, 2016, the Investor Class and Institutional Class of the Funds were renamed to Class N and Class I, respectively. Please refer to a current prospectus for additional information on each share class.

The Funds are non-diversified. A greater percentage of the Funds’ holdings may be focused in a smaller number of securities which may place the Funds at greater risk than a more diversified fund.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

28

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Small Cap and U.S. Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended September 30, 2016 the impact on the expense ratios, if any, were as follows: Small Cap - $51,685 or 0.013%, U.S. Equity - $27,389 or 0.004%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to tax equalization utilized, gain/losses on foreign currency, expenses disallowed for tax purposes and a net operating loss. Temporary differences include wash sales and differences between book and tax treatment of losses for excise tax purposes.

The tax character of distributions paid during the fiscal years ended September 30, 2016 and September 30, 2015 were as follows:

	Small Cap		U.S. Equity

	2016	2015	2016	2015

Distributions paid from:

Ordinary income	$1,189,507	$170,472	$4,253,482	$712,060

Short-term capital gains	—	—	—	9,028,966

Long-term capital gains	40,954,465	56,718,339	29,942,600	10,093,690

Totals	$42,143,972	$56,888,811	$34,196,082	$19,834,716

29

Notes to Financial Statements (continued)

As of September 30, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap Fund	U.S. Equity Fund	Global Opportunities Fund

Capital loss carryforward	$27,652,941	$30,598,571

Undistributed ordinary income	420,612	2,032,232	—

Undistributed short-term capital gains	—	—	—

Undistributed long-term capital gains	—		—

Late year loss deferral	20,244,522	316,929	—

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of September 30, 2016 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2016, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term

Small Cap Fund

(Post-Enactment)	$10,315,668	$17,337,273

U.S. Equity Fund

(Post-Enactment)	$2,089,560	$28,509,011

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended September 30, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Small Cap				U.S. Equity

	2016		2015		2016		2015

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Investor Class:

Proceeds from sale of shares	450,688	$8,976,408	788,963	$20,363,367	681,001	$8,043,561	3,631,311	$49,078,302

Reinvestment of distributions	989,316	18,510,099	999,718	25,132,922	168,556	1,897,943	167,350	2,212,366

Cost of shares repurchased	(4,007,303)	(80,397,372)	(6,043,196)	(151,958,118)	(1,509,675)	(17,947,253)	(5,831,033)	(79,600,497)

Net decrease	(2,567,299)	$(52,910,865)	(4,254,515)	$(106,461,829)	(660,118)	$(8,005,749)	(2,032,372)	$(28,309,829)

Institutional Class:

Proceeds from sale of shares	1,738,529	$35,288,394	2,216,617	$57,614,562	14,796,609	$176,111,920	30,844,034	$415,469,968

Reinvestment of distributions	1,034,539	19,604,513	926,372	23,622,475	2,374,991	26,789,897	979,290	12,995,165

Cost of shares repurchased	(6,118,377)	(128,054,777)	(4,902,219)	(126,318,109)	(24,223,913)	(284,933,443)	(15,836,419)	(210,383,742)

Net increase (decrease)	(3,345,309)	$(73,161,870)	(1,759,230)	$(45,081,072)	(7,052,313)	$(82,031,626)	15,986,905	$218,081,391

30

Notes to Financial Statements (continued)

	Small Cap				U.S. Equity

	2016		2015		2016		2015

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class C:

Proceeds from sale of shares	—	—	—	—	424,741	$5,001,811	1,819,683	$23,904,874

Reinvestment of distributions	—	—	—	—	140,544	1,548,792	53,456	695,458

Cost of shares repurchased	—	—	—	—	(669,589)	(7,796,393)	(250,961)	(3,217,121)

Net increase (decrease)	—	—	—	—	(104,304)	$(1,245,790)	1,622,178	$21,383,211

	Global Opportunities*

	2016

	Shares	Amount

Investor Class:

Proceeds from sale of shares	2,008	$19,960

Institutional Class:

Proceeds from sale of shares	134,858	$1,348,579

Cost of shares repurchased	(10)	(100)

Net increase	134,848	$1,348,479

*   Commencement of operations was on July 12, 2016.

At September 30, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - two collectively own 49%, U.S. Equity - three collectively own 60% and Global Opportunities - three collectively own 83%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At September 30, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Small Cap, U.S. Equity and Global Opportunities were $21,020,066, $37,057,022 and $47,906, respectively.

i. ORGANIZATIONAL AND OFFERING COSTS

The Investment Manager incurred and directly paid organizational and offering costs on behalf of the Global Opportunities Fund in the amount of $112,511, which will be repaid by the Fund for the full amount thereof. Organizational costs in the amount of $4,822 were expensed. Offering costs of $107,689 were deferred and are being amortized on the straight-line method over a period of one year from the commencement of operations. The amount of organizational and offering costs owed by the Global Opportunities Fund to the Investment Manager is reflected as a Payable to affiliate on the Statement of Assets and Liabilities.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by SouthernSun Asset Management LLC (“SouthernSun”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in SouthernSun.

31

Notes to Financial Statements (continued)

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended September 30, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.85%

U.S. Equity	0.85%

Global Opportunities	1.00%

Effective October 1, 2016, the new annual rate for the investment management fees will be 0.75%, 0.75%, and 0.90% of each Fund’s average daily net assets for Small Cap, U.S. Equity, and Global Opportunities, respectively.

The Investment Manager has contractually agreed, through at least January 31, 2017 for Small Cap and U.S. Equity and February 1, 2018 for Global Opportunities, to waive management fees (but not below zero) and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to the following percentages of Small Cap, U.S. Equity and Global Opportunities Funds’ average daily net assets subject to later reimbursement by the Funds in certain circumstances.

	Small Cap	U.S. Equity	Global Opportunities

Investor Class	1.50%	1.34%	1.55%

Institutional Class	1.25%	1.09%	1.30%

Class C	n/a	2.09%	n/a

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds Board of Trustees, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver, payment or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Funds’ respective contractual expense limitation amount.

For the fiscal year ended September 30, 2016, the Fund’s expiration of reimbursement is as follows:

Expiration Period	Global Opportunities

Less than 1 year	—

Within 2 years	—

Within 3 years	$56,842

Total Amount Subject to Reimbursement	$56,842

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the fiscal year ended September 30, 2016, the management fee for U.S. Equity was reduced by $6,372 or 0.001%.

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Fund’s operations, including administration and shareholder services to the Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. Each Fund pays a fee to the Administrator at the rate of 0.05% per annum of the Fund’s average daily net assets for this service. Effective October 1, 2016, a new amended and restated Administration Agreement was put into place with each Fund, with a new annual rate for each Fund of 0.15% of each Fund’s average daily net assets.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class shares, and Class C shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Investor class shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and 1.00% annually of average daily net assets attributable to U.S. Equity - Class C shares. The Plan further provides

32

Notes to Financial Statements (continued)

for periodic payments by the Trust or the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments made under the plan by Class C or Investor Class shares of U.S. Equity and Investor Class shares of Small Cap and Global Opportunities for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For the Investor and Institutional Class of Global Opportunities, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Investor and Service Class may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended September 30, 2016, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred

Global Opportunities

Investor Class	0.15%	0.00%

Institutional Class	0.15%	0.00%

The Board provides supervision of the affairs of the Trusts, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trusts who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating Fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended September 30, 2016, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Small Cap lent varying amounts not exceeding $1,593,203 for four days earning interest of $131 and U.S. Equity lent varying amounts not exceeding $35,240,999 for three days earning interest of $1,715. The interest income amount is included in the Statement of Operations as interest income. At September 30, 2016, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended September 30, 2016, were as follows:

	Long-Term Securities

Fund	Purchases	Sales

Small Cap	$55,521,185	$223,102,147

U.S. Equity	110,782,506	229,499,139

Global Opportunities	937,796	—

The Funds had no purchases or sales of U.S. Government obligations during the fiscal year ended September 30, 2016.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At September 30, 2016, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received

Small Cap	$20,854,588	$21,020,066

U.S. Equity	37,210,935	37,057,022

Global Opportunities	48,168	47,906

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

33

Notes to Financial Statements (continued)

In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of September 30, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount

Small Cap

Cantor Fitzgerald Securities, Inc.	$4,992,329	$4,992,329	—	—

Citibank N.A.	892,679	892,679	—	—

Daiwa Capital Markets America	4,992,329	4,992,329	—	—

Nomura Securities International, Inc.	4,992,329	4,992,329	—	—

State of Wisconsin Investment Board	5,150,400	5,150,400	—	—

Totals	$21,020,066	$21,020,066	—	—

U.S. Equity

Cantor Fitzgerald Securities, Inc.	$8,801,203	$8,801,203	—	—

Daiwa Capital Markets America	8,801,203	8,801,203	—	—

Merrill Lynch Pierce Fenner & Smith, Inc.	1,406,813	1,406,813	—	—

Nomura Securities International, Inc.	8,801,203	8,801,203	—	—

State of Wisconsin Investment Board	9,246,600	9,246,600	—	—

Totals	$37,057,022	$37,057,022	—	—

Global Opportunities

Cantor Fitzgerald Securities, Inc.	$47,906	$47,906	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

34

Notes to Financial Statements (continued)

TAX INFORMATION (unaudited)

The AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund each hereby designates $51,174,447, $29,942,600 and $0, respectively, as a capital gain distribution with respect to the taxable fiscal year ended September 30, 2016, or if subsequently determined to be different, the net capital gains of such year.

35

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG SOUTHERNSUN SMALL CAP FUND, AMG SOUTHERNSUN U.S. EQUITY FUND AND

AMG SOUTHERNSUN GLOBAL OPPORTUNITIES FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG SouthernSun Small Cap Fund, AMG SouthernSun U.S. Equity Fund and AMG SouthernSun Global Opportunities Fund (the “Funds”) at September 30, 2016, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion. The financial highlights for the periods ended prior to September 30, 2014 were audited by another independent registered public accounting firm whose report dated November 25, 2013 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

36

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, CT 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012 • Oversees 66 Funds in Fund Complex	Bruce B. Bingham, 67 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
• Independent Chairman • Trustee since 1999 • Oversees 66 Funds in Fund Complex

William E. Chapman, II, 75

President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 1999 • Oversees 66 Funds in Fund Complex

Edward J. Kaier, 71

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 68 Funds in Fund Complex

Kurt A. Keilhacker, 53

Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2004 • Oversees 66 Funds in Fund Complex

Steven J. Paggioli, 66

Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

• Trustee since 2013 • Oversees 66 Funds in Fund Complex	Richard F. Powers III, 70 Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Trustee since 1999 • Oversees 68 Funds in Fund Complex

Eric Rakowski, 58

Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013 • Oversees 68 Funds in Fund Complex	Victoria L. Sassine, 51 Lecturer, Babson College (2007 – Present).
• Trustee since 2004 • Oversees 66 Funds in Fund Complex

Thomas R. Schneeweis, 69

Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

37

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011 • Oversees 68 Funds in Fund Complex

Christine C. Carsman, 64

Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014 • Principal Executive Officer since 2014 • Chief Executive Officer since 2016

Jeffrey T. Cerutti, 48

Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2014-Present); President and Principal Executive Officer, AMG Funds IV, (2016-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV, (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 51

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds VI, (2016-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 1999 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV, (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer and Chief Financial Officer, AMG Funds IV, (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV, (2016-Present); Assistant Treasurer, Aston Funds (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 49

Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV, (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2016); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2010-2016); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

38

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At an in-person meeting held on March 17, 2016, the Board of Trustees (the “Board” or the “Trustees”) of AMG Funds (the “Trust”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously voted to approve an amendment to the Investment Management Agreement (the “Investment Management Agreement”) between AMG Funds LLC (the “Investment Manager”) and the Trust relating to AMG SouthernSun Global Opportunities Fund, a new series of the Trust (the “New Fund”), and an amendment to the Subadvisory Agreement between the Investment Manager and SouthernSun Asset Management, LLC (“SouthernSun”) relating to the New Fund (the “Subadvisory Agreement” and, together with the Investment Management Agreement, the “New Fund Agreements”). The Trustees were separately represented by independent legal counsel in their consideration of the New Fund Agreements.

In considering the New Fund Agreements, the Trustees reviewed a variety of materials relating to the New Fund, the Investment Manager and SouthernSun provided to them in connection with their March 17, 2016 meeting and the Trustees also considered the information relating to the New Fund and SouthernSun provided to them in connection with their meeting on February 18-19, 2016, which was the meeting in which the Investment Manager originally presented its proposal to the Trustees regarding the New Fund and the New Fund Agreements. In connection with their meetings on February 18-19, 2016 and March 17, 2016, the information provided to the Trustees included fee and expense information for an appropriate peer group of similar mutual funds for the New Fund (the “Peer Group”) and other information regarding the nature, extent and quality of services to be provided by the Investment Manager and SouthernSun under their respective agreements. Because the New Fund is a newly created series of the Trust and has not yet begun operations, no comparative performance information for the New Fund was provided. The

Trustees, however, considered the performance of the Global Equity Composite managed by SouthernSun for various time periods. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management and (b) discussed with legal counsel the legal standards applicable to their consideration of the New Fund Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services to be provided by the Investment Manager under the Investment Management Agreement, the Trustees took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the Investment Manager’s financial information, operations and personnel, the performance of its duties with respect to other funds in the AMG Funds Family of Funds, which, as of March 17, 2016, consisted of 74 funds (the “AMG Fund Complex”), the quality of the performance of the Investment Manager’s duties and the Trustees’ knowledge of the Investment Manager’s management team.

In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the quality of the monitoring services intended to be performed by the Investment Manager in overseeing the portfolio management responsibilities of SouthernSun; (b) the Investment Manager’s ability to supervise the New Fund’s other service providers; and (c) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising SouthernSun, the Investment Manager will: perform periodic detailed analysis and reviews of the performance by SouthernSun of its obligations to the New Fund, including without limitation analysis and review of portfolio and other compliance matters and review of SouthernSun’s investment performance in respect of the New Fund; prepare and present periodic reports to the

Trustees regarding the investment performance of SouthernSun and other information regarding SouthernSun, at such times and in such forms as the Trustees may reasonably request; review and consider any changes in the personnel of SouthernSun responsible for performing SouthernSun’s obligations and make appropriate reports to the Trustees; review and consider any changes in the ownership or senior management of SouthernSun and make appropriate reports to the Trustees; perform periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of SouthernSun; assist the Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepare recommendations with respect to the continued retention of SouthernSun or the replacement of SouthernSun, including at the request of the Board; identify potential successors to or replacements of SouthernSun or potential additional subadvisors; perform appropriate due diligence, and develop and present to the Trustees a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designate and compensate from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and perform such other review and reporting functions as the Trustees shall reasonably request consistent with the Investment Management Agreement and applicable law. The Trustees noted the affiliation of SouthernSun with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and noted that, as of December 31, 2015, the Investment Manager had approximately $28.4 billion in mutual fund assets under management. The Trustees also considered the Investment Manager’s risk management processes.

39

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

In the course of their deliberations regarding the nature, extent and quality of services to be provided by SouthernSun under the Subadvisory Agreement, the Trustees evaluated, among other things: (a) the expected services to be rendered by SouthernSun to the New Fund; (b) the qualifications and experience of SouthernSun personnel; and (c) the SouthernSun compliance program. The Trustees also took into account the financial condition of SouthernSun with respect to its ability to provide the services required under the Subadvisory Agreement and noted that, as of December 31, 2015, SouthernSun managed approximately $4.5 billion in assets. The Trustees also considered SouthernSun’s risk management processes. The Trustees also noted that SouthernSun sub-advised two other funds in the AMG Fund Complex, and that the Trustees had overseen the funds sub-advised by SouthernSun since 2014.

The Trustees also considered information regarding the nature, extent and quality of services provided by the Investment Manager and SouthernSun, as applicable, to funds in the AMG Fund Complex in connection with the Trustees’ annual consideration of the existing funds’ contractual arrangements. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used in managing the New Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff and information regarding SouthernSun’s organizational and management structure. The Trustees considered specific information provided regarding the experience of the individuals at SouthernSun that are expected to have portfolio management responsibility for the New Fund, including the information set forth in the New Fund’s prospectus and statement of additional information to be filed with the Securities and Exchange Commission. The Trustees noted that the proposed portfolio manager is the founder, Chief Executive Officer and Chief Investment Officer of SouthernSun. The Trustees also noted that they anticipate the portfolio manager will be supported by SouthernSun’s investment team in managing the New Fund. In addition, the Trustees observed that SouthernSun is proposing to manage the New Fund’s portfolio using its Global Equity Strategy, which utilizes bottom-up, fundamental, on-site research to identify attractively valued companies with niche dominance, financial flexibility and proved and accountable management teams.

PERFORMANCE.

Because the New Fund has not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the New Fund. The Trustees, however, considered in their February 18-19, 2016 meeting the performance of SouthernSun with respect to its Global Equity Composite.

ADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing the New Fund, the Trustees noted that the Investment Manager, and not the New Fund, is responsible for paying the fees charged by SouthernSun, and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also noted at their March 17, 2016 meeting that a portion of the advisory fees paid to the Investment Manager by the New Fund would be paid in turn to SouthernSun and that the Investment Manager would indirectly benefit from such fees because the Investment Manager and SouthernSun are affiliated. The Trustees noted that the New Fund’s estimated advisory fees (which include both the advisory and administration fee) and total gross expenses were higher and lower, respectively, than the average for the New Fund’s Peer Group, measured as of January 31, 2016. The Trustees also took into account the fact that the Investment Manager has contractually agreed, through at least February 1, 2018, to limit the total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of the New Fund to the annual rate of 1.30% of the New Fund’s average daily net assets, noting that the net expenses of the New Fund were higher than the average for the New Fund’s Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services to be provided by the Investment Manager and SouthernSun and the considerations noted above with respect to the Investment Manager and SouthernSun, the New Fund’s advisory fees, including subadvisory fees, are reasonable.

In considering the anticipated profitability of the Investment Manager with respect to the provision of investment advisory services to the New Fund, the Trustees considered all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as investment manager to the New Fund), received by Investment Manager and its affiliates attributable to managing all the mutual funds in the AMG Fund Complex, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the New Fund. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is expected to be reasonable and that, since the New Fund does not currently have any assets, the Investment Manager is not realizing any material benefits from economies of scale. With respect to economies of scale, the Trustees also noted that as the New Fund’s assets increase over time, the New Fund may realize economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the anticipated profitability of SouthernSun with respect to the provision of

40

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

subadvisory services to the New Fund, although recognizing that profitability with respect to the New Fund is speculative, the Trustees considered information regarding SouthernSun’s organization, management and financial stability. The Trustees noted that, because SouthernSun is an affiliate of the Investment Manager, a portion of such anticipated profitability or SouthernSun’s revenues might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are to be paid by the Investment Manager out of its advisory fee. The Board took into account management’s discussion of the proposed subadvisory fee structure, and the services SouthernSun is expected to provide in performing its functions under the Subadvisory Agreement. The Trustees also considered the anticipated net assets of the New Fund for its first year of operations.

The Trustees also were provided, in their June 24-25, 2015 meeting, with the profitability of SouthernSun with respect to the other funds it manages in the AMG Fund Complex. Based on the foregoing, the Trustees concluded that the profitability to SouthernSun is expected to be reasonable and that, since the New Fund does not currently have any assets, SouthernSun is not realizing material benefits from economies of scale. Also with respect to economies of scale, the Trustees noted that as the New Fund’s assets increase over time, the New Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

*        *        *        *

After consideration of the foregoing, the Trustees reached the following conclusions (in addition to the conclusions discussed above) regarding the New Fund Agreements:

(a) the Investment Manager and SouthernSun have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the Subadvisory Agreement; (b) SouthernSun’s investment strategy is appropriate for pursuing the New Fund’s investment objectives; (c) SouthernSun is reasonably likely to execute its investment strategy consistently over time; and (d) the Investment Manager and SouthernSun maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the New Fund Agreements would be in the best interests of the New Fund and its shareholders. Accordingly, on March 17, 2016, the Trustees, and separately a majority of the Independent Trustees, unanimously voted to approve the New Fund Agreements.

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

SouthernSun Asset Management LLC

6070 Poplar Avenue

Suite 300

Memphis, TN 38119

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Attn: Managers P.O. Box 9769 Providence, RI 02940 (800) 548-4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Anchor Capital Enhanced Equity

Anchor Capital Advisors LLC

AMG Managers Lake Partners LASSO Alternatives

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

| www.amgfunds.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG SouthernSun Small Cap Fund	$30,638	$27,407
AMG SouthernSun U.S. Equity Fund	$31,857	$26,993
AMG SouthernSun Global Opportunities Fund	$18,750	$0

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG SouthernSun Small Cap Fund	$7,369	$6,985
AMG SouthernSun U.S. Equity Fund	$7,369	$6,985
AMG SouthernSun Global Opportunities Fund	$6,177	$0

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)	(1) According to policies adopted by the Audit Committee, service provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)  (2)  None.

(f)   Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $53,315 and $109,538, respectively. For the fiscal year ended September 30, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in additional fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.        PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a) (1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a) (3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	December 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date:	December 5, 2016

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date:	December 5, 2016